Exhibit 4.41

Execution version – CONFIDENTIAL

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN

EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Side Letter No 5

to

LICENSE AND COLLABORATION AGREEMENT

by and between

BioNTech SE

and

Genmab A/S

Execution version – CONFIDENTIAL

This Side Letter No 5 is made and entered into as of 12th August 2021 (Side Letter No 5 Effective Date) by and between BioNTech SE, a German corporation having its principal office at An der Goldgrube 12, 55131 Mainz, Germany (Biontech) and Genmab A/S, CVR no. 21023884, a Danish corporation having its principal office at Kalvebod Brygge 43, DK-1560 Copenhagen V, Denmark, (Genmab) (Biontech and Genmab each a Party and together the Parties).

PREAMBLE

WHEREAS, the Parties entered into a License and Collaboration Agreement as of 19th May 2015, with subsequent amendments and side letters (“Agreement”) under which the Parties collaborate with respect to research, development and commercialization of among others the Collaboration Products [***];

WHEREAS, the Parties would like to develop [***] and Genmab has entered into a certain [***] (said agreement is hereinafter referred to as the “[***]”) under which [***], (“[***]”) would conduct certain work with such objective under specific Project Schedules (as defined below) executed under the [***];

WHEREAS, the Parties would inter alia like i) to clarify how ownership of intellectual property arising under the [***] will be treated under the Agreement and ii) to ensure that Genmab has the necessary rights to grant the licenses under the [***] to [***];

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to the following:

1.	Except as otherwise defined herein, the words and phrases in the Agreement shall have the same meaning in this Side Letter No 5.

2.	DEFINITIONS

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Execution version – CONFIDENTIAL

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3.

Genmab has provided a copy of the executed version of the [***] to a limited group of representatives of Biontech under the [***] dated 6th January between [***], Biontech and Genmab US, Inc., subject to the letter agreement between Biontech and Genmab US, Inc. dated 4th June 2021. The [***] is hereby incorporated into this Side Letter No 5 by reference. Notwithstanding Section [***] of the [***], the Parties and [***] have agreed that any [***] IP generated under Project Schedule [***] shall be equally and jointly owned by

Execution version – CONFIDENTIAL

[***]. Project Schedule [***] is hereby incorporated into this Side Letter No 5 by reference. In case Genmab and [***]negotiate an amendment to the [***] that relates to and/or affects a [***] Project Schedule that has been entered into in accordance with Section 4 below, Genmab shall involve Biontech in the process by (i) [***] and (ii) [***] Genmab and [***] shall not amend the [***] in a way that adversely affects Biontech’s rights with respect to a [***] Project Schedule that has been entered into in accordance with Section 4 below, without obtaining Biontech’s prior written consent, which can be provided via e-mail and which shall not be unreasonably withheld or delayed. The Parties acknowledge and agree that this Side Letter shall only apply to [***]

collectively, “[***] Project Schedules”.

Genmab acknowledges and agrees that the [***] Project Schedules are subject to the approval of Biontech in accordance with Section 4 below. Furthermore, Genmab acknowledges and agrees that it shall use commercially reasonable efforts to negotiate with [***] to secure that [***] IP generated under all future executed [***] Project Schedules shall be jointly and equally owned by [***].

4.	Subject to the terms and conditions of this Side Letter No 5, Biontech hereby accepts and agrees

a)

that Genmab may enter into t the [***] Project Schedules under the [***] and that the terms of the [***] will be applicable to such [***] Project Schedules; provided, however, Genmab discloses the initial version of the relevant [***] Project Schedules (including the budget) to Biontech for review. Genmab shall continue to consult in good faith with Biontech throughout the negotiation of the [***] Project Schedules and shall not execute any [***] Project Schedules without Biontech’s prior written consent, which can be provided via e-mail and which shall not be unreasonably withheld or delayed; and

b)

that Genmab may enter into any Change Orders to any [***] Project Schedules and that the terms of the [***] will be applicable to such Change Orders; provided, however, Genmab discloses the initial version of the relevant Change Order (including changes to the budget, if any) to Biontech for review. Genmab shall continue to consult in good faith with Biontech throughout the negotiation of the relevant Change Order and shall not execute any Change Order to a [***] Project Schedule without Biontech’s prior written consent, which can be provided via e-mail and which shall not be unreasonably withheld or delayed.

Execution version – CONFIDENTIAL

Biontech agrees to adhere to the terms of the [***] with respect to any subject matter covered by any [***] Project Schedule(s) (as amended by any Change Order(s)) that have been entered into in accordance with this Section 4. In case any work performed by Genmab under such [***] Project Schedule(s) or the fulfilment by Genmab of any of its obligations under such [***] Project Schedule(s) or the [***] requires a deviation from the terms of the Agreement, Biontech consents to the performance of such work or fulfilment by Genmab of such obligations, provided, however, that (i) Biontech is named third party beneficiary under the relevant [***] Project Schedule(s) pursuant to Section 21 below and (ii) that (A) [***] IP under Sections [***] of the [***] arising out of any work performed under the [***] Project Schedule(s) will, as between Biontech and Genmab, be treated as Program Inventions under the Agreement, always subject to Sections [***] of the [***] and subject to Section 9 below, and (B) [***] IP under Sections [***] of the [***] arising out of any work performed under the [***] Project Schedule(s) will, as between Biontech and Genmab, for all practical purposes be treated as Program Inventions under the Agreement, provided that Genmab shall [***] of such [***] IP with [***], and if set forth in the relevant [***] Project Schedule(s), Biontech, and always subject to Sections [***] of the [***] and subject to Section 10 below.

5.

On Genmab’s reasonable request, Biontech shall without undue delay provide Genmab with reasonable assistance in connection with the performance of Genmab’s obligations under the [***] in relation to any [***] Project Schedule(s) entered into in accordance with Section 4 above (as amended by any Change Order(s)) in the event such assistance is reasonably required to comply with the [***] (including the relevant [***] Project Schedule(s)).

6.

All and any costs (including but not limited to any termination costs) incurred by or on behalf of Genmab in relation to any [***] Project Schedules (as amended by any Change Order(s)) that have been entered into in accordance with Section 4 above shall constitute [***] in accordance with the [***] mechanism under the Agreement. Any [***] incurred by Genmab under the [***] shall be borne solely by Genmab and shall not be considered [***] except to the extent that such [***] are a result of any breach by Biontech of any of its obligations pursuant to this Side Letter No 5 (including, for clarity, any in relation to any work performed on behalf of Genmab pursuant to a [***] Project Schedule).

7.	Any [***] Intellectual Property is deemed to be comprised by the term “[***]” when such term is used in the Agreement, including but not limited to Section [***] thereof.

Execution version – CONFIDENTIAL

8.	Any [***] Intellectual Property is deemed to be comprised by the term “[***]” when such term is used in the Agreement, including but not limited to Section [***] thereof.

9.

Genmab shall inform Biontech of any [***] IP generated under any [***] Project Schedule. To the extent such [***] IP is generated by [***] or its employees, agents or independent contractors, such information shall be made without undue delay upon Genmab’s receipt of [***] notification in accordance with Section [***] of the [***]. To the extent such [***] IP is generated by Genmab or its employees, agents or independent contractors, such information shall be made without undue delay upon Genmab’s notification to [***] in accordance with Section [***] of the [***]. All [***] IP, including Intellectual Property thereto, which as between Genmab and [***] would be solely owned by Genmab under the [***] (cf. Section [***] of the [***]) (“[***] IP”) shall be deemed Program Inventions under the Agreement. With respect to any such Program Inventions that would constitute [***] IP and be jointly owned by the Parties pursuant to Section [***] of the Agreement, the Parties hereby agree that such [***] IP shall solely be used by the Parties within the scope of the Agreement.

10.

Notwithstanding Section [***] of the [***], Genmab shall not be entitled to practice, exploit or license [***] IP, including Intellectual Property thereto, which as between Genmab and [***] would be jointly and equally owned by [***] under the [***] without the prior written consent of Biontech. If Biontech provides such written consent, Genmab hereby grants to Biontech a [***] sublicense [***] under its rights under Section [***] [***] of the [***] within the scope of such consent. In the event a [***] Project Schedule that has been entered into in accordance with Section 4 above states that [***] IP generated under such executed [***] Project Schedule shall be jointly and equally owned by [***], this Section 10 shall also be applicable to Biontech mutatis mutandis with respect to such [***] IP.

11.

To the extent Biontech performs any part of any [***] on behalf of Genmab, Biontech hereby agrees that such work shall be subject to the terms of the [***], including but not limited to Sections [***] in the [***], and hereby assigns to Genmab any of its rights to any [***] IP to the extent required to enable Genmab to convey such rights to [***] as required in accordance with the terms and conditions of Section [***] in the [***]. For clarity, the costs incurred by or on behalf of Biontech for such work shall be [***] in accordance with the terms of the Agreement.

12.

Notwithstanding any provisions to the contrary in the Agreement, Biontech hereby agrees that Genmab is entitled to grant to [***] a sublicense under the license according to Section [***] in the Agreement in order for [***] to perform its obligations or to exercise any of its rights under the relevant [***] Project Schedules (as amended by any Change Order(s)) that have been entered into in accordance with Section 4 above and the [***].

Execution version – CONFIDENTIAL

13.

Notwithstanding any provisions to the contrary in the Agreement, [***] hereby agrees that [***] is entitled to grant to [***] a license under any [***] IP in order for [***] to perform its obligations or to exercise any of its rights under the relevant [***] Project Schedules (as amended by any Change Order(s)) that have been entered into in accordance with Section 4 above and the [***].

14.

Notwithstanding Section 9 above and any provisions to the contrary in the Agreement, [***] hereby agrees that [***] may grant to [***] a) the license set forth in Section [***] of the [***] with respect to any [***] Intellectual Property and [***] IP and b) the license set forth in Section [***] of the [***] with respect to any [***] IP.

15.

To the extent that any [***] would fall within the definition of [***] IP or the definition of [***] Intellectual Property and notwithstanding any provisions to the contrary in the Agreement, [***] hereby agrees that [***] is entitled to grant to [***] the licenses set forth in Sections [***] in the [***].

16.

Under its license from [***] pursuant to Section [***] of the [***], and subject to the terms and conditions of the Agreement and the [***], Genmab hereby grants to Biontech a [***] license in [***] under [***] Intellectual Property and the [***] IP [***]), in accordance with the [***] and the relevant [***] Project Schedule(s) and shall, upon Biontech’s request, make available to Biontech such [***] Intellectual Property and [***] IP (e.g., any [***] included in such IP) to the extent required to enable Biontech to make use of the license granted in this Section 16.

17.

The right to [***] IP as set forth in Section 9 above, the license granted in Section 16 above as well as any disclosures by Genmab to Biontech of [***] IP, [***] IP, [***] Confidential Information, Deliverables (as defined in the [***]) shall be subject to the non-use and confidentiality obligations and restrictions that apply to Genmab under the [***], including without limitation the obligations set forth in Section [***] of the [***]. Biontech hereby agrees to comply with all and any such obligations and restrictions that apply to Genmab under the [***] with respect to such right, license and disclosures.

18.

Biontech agrees that Genmab may disclose any Confidential Information of Biontech to [***] under the relevant [***] Project Schedules (as amended by any Change Order(s)) to the extent [***] needs to know such Confidential Information in order to perform its obligations or to exercise any of its rights under the relevant [***] Project Schedules (as amended by any Change Order(s)) and the [***]

Execution version – CONFIDENTIAL

19.

Genmab and Biontech shall agree on any material decisions to be made under any [***] Project Schedules in relation to 1) any Collaboration Product, 2) [***] Matters relating to any Collaboration Product, or 3) [***] Matters relating to any Collaboration Product (“Material Decisions”). For clarity, Material Decisions could include decisions on e.g. determination of [***] (as defined in the [***]), sourcing of [***] and [***] strategy, [***] strategy and [***] strategy for any Collaboration Product.

20.

In case a Committee meeting will address one or more matter(s) that is/are relevant to any [***] Project Schedules (“Matter(s)”), Genmab shall ensure to invite a representative of Biontech to attend such Committee meeting solely with respect to such Matter(s). Without limiting the generality of Section 17 above, Biontech hereby agrees and shall ensure that any such representative shall be bound by the non-use and confidentiality obligations that apply to Genmab under the [***]. For clarity, any such representative shall have the right to participate in such Committee meeting but shall not have the right to vote on any Committee matters. Prior to any such Committee meeting, Genmab and Biontech shall agree on any Material Decisions that are to be taken with respect to the relevant Matter(s) during such Committee meeting and Genmab shall submit its vote on such Material Decisions in accordance with what has been agreed between Genmab and Biontech with respect to such Material Decisions.

21.

A [***] Project Schedule that has been approved by Biontech in accordance with Section 4 above, may state that [***] and Genmab have agreed that Biontech is an intended third party beneficiary regarding Genmab’s ownership interests in, and Genmab’s rights to exploit, the [***] IP and [***] IP under Sections [***] of the [***], and the [***] license to Genmab under Section [***] of the [***] with respect to [***] and related Intellectual Property arising pursuant to performance of such [***] Project Schedule (collectively, the “[***] IP Rights”). In such event, such third party beneficiary designation of Biontech in such [***] Project Schedule reflects a desire of Genmab and Biontech to align their interests with respect to intellectual property rights and licenses as described in the [***]. Regarding Biontech’s intended third party beneficiary designation the following conditions will apply: (a) Biontech will not exercise its third party beneficiary rights (“3PB Rights”) unless Genmab fails to enforce any of the Genmab IP Rights that are within the scope of such 3PB Rights (taking reasonably into account Biontech’s interest as third party beneficiary); (b) if Genmab so fails to enforce any such [***] IP Rights, and if Biontech has reasonably determined that it wishes to exercise its 3PB Rights in respect of such Genmab failure, then before exercising such 3PB Rights, Biontech must first notify Genmab in writing of such determination and its intended exercise, with a description of the [***] IP Rights that Genmab has failed to enforce; (c) before exercising Biontech’s right to enforce pursuant to its 3PB Rights, Genmab shall have [***] to enforce such described [***] IP Rights, or to provide to Biontech commercially reasonable reasons (taking reasonably into account Biontech’s interest as third party beneficiary) why Genmab has not undertaken such enforcement; and (d) only if Genmab (i) fails to so enforce, or (ii) has not provided commercially reasonable reasons for its decision not to enforce (taking reasonably into account Biontech’s interest as third party beneficiary), in each case of (i) and (ii), within such period pursuant to the foregoing clause (c), will Biontech be free to exercise its 3PB Rights, and only with respect to the

Execution version – CONFIDENTIAL

Genmab IP Rights described in Biontech’s written notification that Genmab failed to enforce or to explain pursuant to the foregoing clause (c). Notwithstanding the above in this Section 21, in no event shall Biontech have any rights to enforce any 3PB Rights with respect to any Genmab Unilateral Product.

22.

This Side Letter No 5 shall be governed by the same governing law as the Agreement, and all disputes arising out of or in connection with this Side Letter No 5 shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce as set forth in Section 17.10 of the Agreement.

23.

The Parties agree that this Side Letter No 5 may be signed using a DocuSign® electronic signature. Such electronic signature is the legally binding equivalent to a Party’s handwritten signature and it has the same validity, enforceability and meaning as a handwritten signature and the Parties hereby waive any objection to the contrary.

IN WITNESS WHEREOF, the Parties hereto have caused this Side Letter No 5 to be executed and delivered as of the Side Letter No 5 Effective Date.

GENMAB A/S		BIONTECH SE

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]